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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported)     March 14, 2003

                         MICHAEL ANTHONY JEWELERS, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                    015230               No. 13-2910285
  (State of Incorporation)   (Commission file number)      (I.R.S. Employer
                                                          Identification No.)


                          115 South MacQuesten Parkway
                        Mount Vernon, New York 10550-1724
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (914) 699-0000






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ITEM 8. Change of Fiscal Year

On March 14, 2003, the Board of Directors of Michael Anthony Jewelers, Inc. (the "Company") approved a change in the Company's fiscal year end from the date that falls on the last Saturday that is closest to the end of January to a 52/53 week year ending on the Saturday ending closest December 31, effective February 2, 2003.

The Company expects to file a transitional Annual Report on Form 10K for the period from February 2, 2003 to December 28, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MICHAEL ANTHONY JEWELERS, INC.



Dated: March 28, 2003                By: /s/  Allan Corn
                                         -----------------------
                                         Chief Financial Officer









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